WISDOMTREE TRUST

Supplement Dated January 22, 2014

to the currently effective

Statutory Prospectus and Statement of Additional Information (“SAI”) for the

WisdomTree Japan Hedged Capital Goods Fund

The following information supplements and should be read in conjunction with the Prospectus and SAI listed above for the WisdomTree Japan Hedged Capital Goods Fund (the “Fund”).

Shares of the Fund are not currently available for purchase on the secondary market.

If you would like additional information, including information about other WisdomTree Funds, please call 1-866-909-9473 or visit www.wisdomtree.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-043-0114